UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-06128)

Exact name of registrant as specified in charter:	Putnam Multi-Cap Growth Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2011

Date of reporting period: July 1, 2010 — December 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNOPX

Putnam Multi-Cap Growth Fund

Semiannual report 12|31|10

A world of investing.™

Putnam Investments

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam Multi-Cap Growth Fund

Semiannual report
12 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Message from the Trustees

Dear Fellow Shareholder:

The global recovery continued to solidify in the final months of 2010, with economies around the world experiencing economic growth. In the United States, corporations are emerging from the Great Recession in strong financial health. Putnam’s investment team believes the outlook for U.S. equities is further bolstered by low short-term interest rates and the extension of current tax rates. Another sign of the positive outlook for equities was that traditionally safe-haven U.S. Treasuries experienced their first setback in several years, as investors sought higher potential returns in riskier assets.

Although the global recovery continues, a range of fiscal and monetary circumstances around the world contributes to a global investment mosaic that is more varied than in recent years. Europe struggles with debt issues at a time when emerging markets are striving to dampen inflationary growth. This divergence may well lead to future market volatility. However, we believe it may also lead to additional opportunities for active, research-focused managers like Putnam.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A flexible approach to investing in growing companies

Long before most Americans could conceive of the Internet, digital music files, or a mobile phone small enough to fit in their pockets, Putnam Multi-Cap Growth Fund was seeking investment opportunities in emerging, cutting-edge companies. The fund was also targeting stocks in more traditional industries, such as restaurants, retail stores, health care, and broadcasting, that could offer strong growth potential.

Introduced in 1990, the fund invests in stocks of companies that are believed to offer above-average growth potential. An important benefit of the fund’s strategy is its flexibility — it diversifies across a range of industries and companies. In addition to large companies, the fund can invest in smaller companies that are in their emerging-or expansionary-growth phase, and these companies can remain in the fund’s portfolio until they grow to become market leaders.

Historically, the growth potential offered by stocks of growing companies comes with the risk of greater price fluctuations. Combining small-cap stocks with those of larger, more established companies provides a more diversified approach to help manage those risks.

Supported by a strong research team, the fund’s portfolio manager uses his stock-picking expertise and multiple resources to identify opportunities and manage risk. Putnam’s in-house research organization is made up of dedicated stock analysts who strive to out-gather and out-analyze the competition by generating independent research. They visit regularly with company managements, talk to private companies and consultants, and attend trade shows, seeking to find information that the markets haven’t already factored into stock prices.

With opportunities continuing to emerge across industries and companies of all sizes, Putnam Multi-Cap Growth Fund will continue to focus on capturing growth potential for investors.

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a simple, streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select from all companies within their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Robert Brookby

Rob, how did Putnam Multi-Cap Growth Fund perform in the six months ended December 31, 2010?

I am pleased to report that the fund’s class A shares delivered a solid return of 29.04% at net asset value, outperforming the fund’s benchmark, the Russell 3000 Growth Index, which returned 26.83%. The fund’s performance was also better than the average 26.62% return for funds in its Lipper peer group, Multi-Cap Growth Funds.

In terms of sectors within the portfolio, the top performers for the period were financials and health care, where we had overweight positions relative to the benchmark. The weakest sectors were energy and consumer staples. Stocks performed well in these areas, but the fund’s underweight positions dampened returns relative to the benchmark.

Stocks overall performed well for the period. Tell us more about market conditions during this time.

For the 2010 calendar year, stocks had healthy returns, but the second half of the year was much stronger than the first half, which was quite volatile. A few factors contributed to the market’s strength in the latter half of 2010. First was the Federal Reserve’s announcement that it would implement another round of quantitative easing, a plan to buy $600 billion in Treasury bonds to help stimulate the economy. This boosted investor confidence as well as stock prices.

Corporate earnings have been another positive influence on stock market performance. Earnings have been consistently better than investors expected, and businesses are close to exceeding the levels of profitability they saw back in 2006 and 2007. In addition to generating strong profits, businesses have

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

also dramatically improved their balance sheets. Corporations across the economy have cut costs and right-sized their businesses, and many are now flush with cash. As a result, we have seen increasing dividends and sizable stock buybacks, which indicate that CEOs have become more confident about the recovery. We saw many elements of a recovery come into place during this period, and that helped the market advance nicely.

Can you highlight some stocks that helped performance for the period?

A top performer for the fund was National Oilwell Varco, which makes equipment and components used in oil and gas drilling. Despite the oil spill in the Gulf of Mexico, which put quite a pause on drilling activity, investment in drilling equipment has remained strong. With oil prices in the $80 to $90 per barrel range, companies want to continue to invest in drilling, and many are looking to upgrade their rigs. All of this helped National Oilwell, whose components are used on most major oil rigs.

Another key contributor to performance was the stock of Teck Resources, a Canadian mining company that produces copper and metallurgical coal that is used in the production of steel. This company benefited from two key trends: demand from China and commodity inflation. China has been a remarkable growth story, with an enormous amount of infrastructure and building projects that are generating robust demand for commodities such as copper and met coal. Teck Resources also benefited from rising commodity prices as investors were drawn to hard assets as inflationary concerns grew.

The stock of Priceline.com, an online travel booking company, was also a portfolio highlight for the period. Hotels and airlines make their services accessible through the Priceline.com Web site, providing a convenient way for travelers to make plans via the Internet.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

The company has benefited particularly from its business with European hotels, which tend to have fragmented booking systems. The Priceline.com site serves as a convenient and efficient distribution arm for these hotels, especially the smaller ones. In addition, European hotel bookings have been on the upswing along with the global economic recovery, which has further boosted Priceline.com’s profitability.

What detracted from the fund’s returns during the period?

Our decision to hold a relatively small position in Freeport-McMoRan Copper & Gold was a detractor from returns. Mining companies fared very well in the period, but within this sector, we decided to allocate more of the fund’s assets to Teck Resources, which we believed was more attractively priced and offered more upside potential. Our strategy was effective, as Teck was a top performer for the fund. However, our decision to hold a smaller position in Freeport-McMoRan held back returns relative to the benchmark.

Fund performance was also dampened by the stock of Lincare Holdings, a provider of oxygen services to patients in their homes. During the period, government proposals to regulate reimbursement for home oxygen services cast a negative cloud over Lincare and the industry as a whole. Investors became increasingly concerned about the economic models of these companies, many of which could go out of business if the reimbursement proposals are enacted. Despite the recent declines, we continue to hold this stock in the fund’s portfolio. We believe that the government will revisit these reimbursement

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 12/31/10. Short-term holdings are excluded. Holdings will vary over time.

proposals, and that Lincare is among the best providers in this industry.

Another recent detractor that we continue to hold is PNC Financial Services Group, a Pennsylvania-based bank. We believe this is a well-managed bank that remains an attractive long-term growth opportunity. For the period, however, its stock price was essentially flat while other financial services stocks performed considerably better.

Where are you seeing opportunities for the coming months?

We are about 18 months past the ultimate trough in the recessionary activity, and we try to look at opportunities in three phases of the recovery: early-cycle, mid-cycle, and late-cycle. As we were coming out of the recession, we sought to take advantage of early-cycle opportunities — stocks that tend to rebound the fastest, in areas such as retail. Indeed, despite the still-bleak unemployment situation, consumer spending has been surprisingly strong, and retail stocks have performed well.

We also started considering opportunities that will emerge a little later in the recovery cycle, when consumers start looking at bigger purchases, such as new cars and homes. Achieving this mid- to late-cycle recovery, however, will require the lending market to open up and the employment situation to improve. Once the jobs situation improves and people gain confidence that the recovery will truly take hold, we should start to see some growth in later-cycle sectors. In terms of the fund’s portfolio, we have started to shift out of some early-cycle consumer stocks in favor of later-cycle opportunities in housing and auto-related industries.

You mentioned the lending market opening up. What is your perspective on this?

This is an important aspect of our outlook — when will we see a return to loan growth? Most people borrow money to purchase

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

big-ticket items such as houses and cars, and corporations must take loans to expand. For quite some time in the financials sector, investors have been analyzing the situation in terms of when things will get “less worse,” assessing factors such as credit card delinquencies and mortgage foreclosures. It appears that we are emerging into a better environment, and a return to loan growth could be a significant positive driver in the year ahead, particularly for stocks in the financials sector.

Health-care stocks have had a difficult run. What is your view on this sector?

Health care was one of the worst-performing sectors in 2010, as it struggled with the double-whammy of health-care reform and the economic downturn. It is difficult at this point to determine the effect of reform on business models, and this has caused investors to shy away from health-care stocks. At the same time, as a result of the downturn, many people stopped using health-care services. This was to be expected for those who had lost their jobs, but we were surprised to see this trend even among those who remained employed and had health insurance coverage. I believe we will begin to see improvement in the health-care sector as the recovery continues and employment picks up and, longer term, when reform takes effect and millions more people have access to health insurance.

When positioning the portfolio, I want the fund’s investors to be able to capitalize on improving conditions, but I don’t want to expose them to too much risk. I strive for a careful balance of stocks with high growth potential and those with more defensive characteristics.

Thank you, Rob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert Brookby has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

IN THE NEWS

U.S. stocks continued to rally throughout the fourth quarter of 2010, buoyed by a rebound in retail sales and anticipation of stronger economic growth. In fact, U.S. retailers had their best holiday sales in six years and the GDP grew 3.2% in the fourth quarter, up from 2.6% in the third quarter. In addition, the Obama Administration forged a successful compromise with Congress and signed into law a two-year extension of the Bush-era tax cuts, ending months of uncertainty for taxpayers. Small- and mid-cap stocks were top performers in 2010, outpacing their large-cap counterparts. The S&P MidCap 400 and the S&P SmallCap 600 posted returns of 26.6% and 26.3%, respectively, compared with a 15.1% gain for the S&P 500 Index.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/31/90)		(3/1/93)		(7/26/99)		(12/1/94)		(1/21/03)	(7/19/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.13%	10.81%	10.31%	10.31%	10.31%	10.31%	10.56%	10.37%	10.86%	11.36%

10 years	–13.56	–18.53	–19.79	–19.79	–19.79	–19.79	–17.77	–20.65	–15.63	–11.36
Annual average	–1.45	–2.03	–2.18	–2.18	–2.18	–2.18	–1.94	–2.29	–1.69	–1.20

5 years	10.98	4.59	6.91	4.91	6.93	6.93	8.24	4.46	9.59	12.39
Annual average	2.11	0.90	1.35	0.96	1.35	1.35	1.60	0.88	1.85	2.36

3 years	–3.33	–8.89	–5.48	–8.32	–5.47	–5.47	–4.78	–8.12	–4.07	–2.61
Annual average	–1.12	–3.06	–1.86	–2.85	–1.86	–1.86	–1.62	–2.78	–1.38	–0.88

1 year	19.31	12.44	18.43	13.43	18.40	17.40	18.71	14.55	19.01	19.61

6 months	29.04	21.63	28.55	23.55	28.56	27.56	28.73	24.22	28.88	29.20

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Performance benefited from receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 12/31/10

	Russell 3000	Lipper Multi-Cap Growth Funds
	Growth Index	category average*

Annual average (life of fund)	8.36%	9.72%

10 years	3.06	16.58
Annual average	0.30	1.20

5 years	20.98	19.41
Annual average	3.88	3.46

3 years	–0.79	–5.16
Annual average	–0.26	–1.92

1 year	17.64	18.62

6 months	26.83	26.62

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/10, there were 448, 433, 359, 298, 202, and 33 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/10

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/10	$39.22	$41.61	$34.05	$36.13	$36.02	$37.33	$38.57	$40.93

12/31/10	50.61	53.70	43.77	46.45	46.37	48.05	49.71	52.88

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 6/30/10	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Annualized expense ratio for the six-month period
ended 12/31/10	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2010, to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.10	$11.41	$11.41	$9.97	$8.54	$5.66

Ending value (after expenses)	$1,290.40	$1,285.50	$1,285.60	$1,287.30	$1,288.80	$1,292.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2010, use the following calculation method. To find the value of your investment on July 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.26	$10.06	$10.06	$8.79	$7.53	$4.99

Ending value (after expenses)	$1,019.00	$1,015.22	$1,015.22	$1,016.48	$1,017.74	$1,020.27

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2010, Putnam employees had approximately $345,000,000 and the Trustees had approximately $67,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 12/31/10 (Unaudited)

COMMON STOCKS (99.4%)*	Shares	Value

Advertising and marketing services (1.0%)
Omnicom Group, Inc.	781,900	$35,811,020

		35,811,020
Aerospace and defense (4.1%)
Embraer SA ADR (Brazil) S	355,600	10,454,640

Goodrich Corp.	296,700	26,130,369

L-3 Communications Holdings, Inc.	69,700	4,913,153

MTU Aero Engines Holding AG (Germany)	200,626	13,576,996

Northrop Grumman Corp. S	287,200	18,604,816

Precision Castparts Corp.	224,861	31,302,900

TransDigm Group, Inc. †	218,000	15,698,180

United Technologies Corp.	409,700	32,251,584

		152,932,638
Automotive (1.1%)
Ford Motor Co. † S	1,341,300	22,520,427

Lear Corp. †	182,700	18,034,317

		40,554,744
Banking (2.7%)
JPMorgan Chase & Co.	688,500	29,206,170

PNC Financial Services Group, Inc.	554,900	33,693,528

State Street Corp.	443,500	20,551,790

SVB Financial Group †	330,400	17,527,720

		100,979,208
Beverage (1.2%)
Coca-Cola Co. (The)	286,400	18,836,528

Coca-Cola Enterprises, Inc.	794,400	19,883,832

Hansen Natural Corp. † S	105,200	5,499,856

		44,220,216
Biotechnology (2.2%)
Alexion Pharmaceuticals, Inc. † S	146,100	11,768,355

Amylin Pharmaceuticals, Inc. † S	335,300	4,932,263

BioMarin Pharmaceuticals, Inc. † S	423,700	11,410,241

Celgene Corp. †	291,600	17,245,224

Dendreon Corp. † S	264,500	9,236,340

Genzyme Corp. †	124,459	8,861,481

Human Genome Sciences, Inc. † S	824,400	19,694,916

		83,148,820
Building materials (0.2%)
Masco Corp.	552,807	6,998,537

		6,998,537
Cable television (0.7%)
DIRECTV Class A †	618,800	24,708,684

		24,708,684
Chemicals (3.8%)
Agrium, Inc. (Canada)	220,300	20,212,525

Albemarle Corp.	356,400	19,879,992

Celanese Corp. Ser. A	576,100	23,718,037

CF Industries Holdings, Inc.	124,000	16,758,600

Cytec Industries, Inc.	202,900	10,765,874

Huabao International Holdings, Ltd. (China)	2,764,000	4,473,320

COMMON STOCKS (99.4%)* cont.	Shares	Value

Chemicals cont.
Huntsman Corp.	887,782	$13,858,277

LyondellBasell Industries NV Class A (Netherlands) †	881,900	30,337,360

		140,003,985
Coal (1.4%)
Alpha Natural Resources, Inc. †	624,100	37,464,723

Walter Energy, Inc.	123,390	15,774,178

		53,238,901
Combined utilities (0.2%)
El Paso Corp.	512,800	7,056,128

		7,056,128
Commercial and consumer services (2.2%)
Green Dot Corp. Class A † S	180,074	10,217,399

Mastercard, Inc. Class A	117,200	26,265,692

Priceline.com, Inc. †	78,990	31,560,455

Visa, Inc. Class A S	169,800	11,950,524

		79,994,070
Communications equipment (2.7%)
Cisco Systems, Inc. †	1,740,855	35,217,497

Qualcomm, Inc.	1,291,200	63,901,488

		99,118,985
Computers (8.9%)
Apple, Inc. †	465,329	150,096,522

EMC Corp. †	1,040,900	23,836,610

Hewlett-Packard Co.	1,448,883	60,997,974

IBM Corp.	155,844	22,871,665

Polycom, Inc. † S	747,299	29,129,715

Quest Software, Inc. †	476,900	13,229,206

Seagate Technology †	351,700	5,286,051

SXC Health Solutions Corp. (Canada) †	212,400	9,103,464

Synchronoss Technologies, Inc. †	227,400	6,073,854

Xerox Corp.	901,600	10,386,432

		331,011,493
Conglomerates (0.5%)
3M Co.	172,600	14,895,380

Honeywell International, Inc.	71,000	3,774,360

		18,669,740
Consumer goods (2.4%)
Colgate-Palmolive Co.	184,900	14,860,413

Estee Lauder Cos., Inc. (The) Class A	197,500	15,938,250

Fortune Brands, Inc.	189,404	11,411,591

Newell Rubbermaid, Inc.	887,200	16,129,296

Procter & Gamble Co. (The)	477,900	30,743,307

		89,082,857
Consumer services (1.4%)
Avis Budget Group, Inc. † S	1,965,900	30,589,404

WebMD Health Corp. † S	414,000	21,138,840

		51,728,244
Electric utilities (0.9%)
AES Corp. (The) †	2,143,300	26,105,394

EnerNOC, Inc. † S	335,769	8,028,237

		34,133,631

COMMON STOCKS (99.4%)* cont.	Shares	Value

Electrical equipment (0.5%)
GrafTech International, Ltd. †	759,900	$15,076,416

WESCO International, Inc. †	77,367	4,084,978

		19,161,394
Electronics (4.9%)
Agilent Technologies, Inc. †	400,000	16,572,000

Elster Group SE ADR (Germany) †	585,705	9,898,415

Intel Corp.	569,063	11,967,395

Jabil Circuit, Inc.	1,260,600	25,325,454

Marvell Technology Group, Ltd. †	1,570,600	29,134,630

SanDisk Corp. †	327,512	16,329,748

Sensata Technologies Holding NV (Netherlands) † S	627,776	18,902,335

Silicon Laboratories, Inc. † S	204,143	9,394,661

Texas Instruments, Inc.	1,149,900	37,371,750

Trimble Navigation, Ltd. †	221,000	8,824,530

		183,720,918
Energy (oil field) (2.7%)
Dril-Quip, Inc. †	125,500	9,753,860

National Oilwell Varco, Inc.	550,600	37,027,850

Schlumberger, Ltd.	436,600	36,456,100

Weatherford International, Ltd. (Switzerland) †	803,400	18,317,520

		101,555,330
Energy (other) (0.6%)
First Solar, Inc. † S	181,810	23,660,753

		23,660,753
Engineering and construction (0.3%)
Shaw Group, Inc. †	362,200	12,398,106

		12,398,106
Financial (1.6%)
Assurant, Inc.	340,700	13,123,764

CME Group, Inc.	82,600	26,576,550

IntercontinentalExchange, Inc. †	102,700	12,236,705

LPL Investment Holdings, Inc. † S	169,502	6,164,788

		58,101,807
Food (0.2%)
Corn Products International, Inc.	203,300	9,351,800

		9,351,800
Gaming and lottery (0.6%)
Las Vegas Sands Corp. † S	497,155	22,844,272

		22,844,272
Health-care services (4.4%)
Aetna, Inc.	1,164,800	35,538,048

Cerner Corp. † S	85,300	8,081,322

Express Scripts, Inc. †	513,500	27,754,675

HealthSouth Corp. † S	1,203,200	24,918,272

Lincare Holdings, Inc.	611,400	16,403,862

McKesson Corp.	319,000	22,451,220

Quest Diagnostics, Inc.	346,800	18,716,796

Universal Health Services, Inc. Class B	231,200	10,038,704

		163,902,899
Industrial (0.1%)
China Ming Yang Wind Power Group, Ltd. ADS (China) † S	443,346	5,098,479

		5,098,479

COMMON STOCKS (99.4%)* cont.	Shares	Value

Insurance (2.4%)
Aflac, Inc.	896,300	$50,578,209

Assured Guaranty, Ltd. (Bermuda)	250,800	4,439,160

Hartford Financial Services Group, Inc. (The)	1,262,700	33,448,923

		88,466,292
Investment banking/Brokerage (0.4%)
Invesco, Ltd.	415,500	9,996,930

Waddell & Reed Financial, Inc. Class A	163,300	5,762,857

		15,759,787
Lodging/Tourism (0.3%)
Wyndham Worldwide Corp.	314,769	9,430,479

		9,430,479
Machinery (2.7%)
AGCO Corp. †	358,100	18,141,346

Cummins, Inc.	168,300	18,514,683

Lincoln Electric Holdings, Inc.	171,100	11,167,697

Parker Hannifin Corp.	370,500	31,974,150

Timken Co.	395,900	18,896,307

		98,694,183
Manufacturing (1.9%)
Cooper Industries PLC	204,900	11,943,621

Eaton Corp.	291,900	29,630,769

Ingersoll-Rand PLC S	590,100	27,787,809

		69,362,199
Media (1.2%)
Dolby Laboratories, Inc. Class A †	111,000	7,403,700

Time Warner, Inc.	706,800	22,737,756

Walt Disney Co. (The)	353,700	13,267,287

		43,408,743
Medical technology (5.3%)
Baxter International, Inc.	685,558	34,702,946

Bruker Corp. †	897,198	14,893,487

Covidien PLC (Ireland)	1,265,800	57,796,428

Hospira, Inc. †	267,600	14,902,644

Medtronic, Inc.	643,000	23,848,870

St. Jude Medical, Inc. †	247,400	10,576,350

Thermo Fisher Scientific, Inc. †	709,100	39,255,776

		195,976,501
Metals (2.2%)
Carpenter Technology Corp.	156,100	6,281,464

Cliffs Natural Resources, Inc.	281,697	21,975,183

Freeport-McMoRan Copper & Gold, Inc. Class B	75,700	9,090,813

Goldcorp, Inc. (Canada)	284,900	13,099,702

Teck Resources Limited Class B (Canada)	528,500	32,677,155

		83,124,317
Oil and gas (4.1%)
Anadarko Petroleum Corp.	273,500	20,829,760

Apache Corp.	153,800	18,337,574

Brigham Exploration Co. †	356,617	9,714,247

Linn Energy LLC (Units)	508,918	19,079,336

Occidental Petroleum Corp.	338,900	33,246,090

Oil States International, Inc. †	351,056	22,499,179

COMMON STOCKS (99.4%)* cont.	Shares	Value

Oil and gas cont.
Petrohawk Energy Corp. †	395,500	$7,217,875

QEP Resources, Inc.	419,700	15,239,307

Warren Resources, Inc. †	992,814	4,487,519

		150,650,887
Pharmaceuticals (0.6%)
Elan Corp. PLC ADR (Ireland) †	334,400	1,916,112

Johnson & Johnson	91,135	5,636,700

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	284,700	14,841,411

		22,394,223
Railroads (0.6%)
Kansas City Southern †	497,854	23,827,292

		23,827,292
Real estate (0.6%)
CB Richard Ellis Group, Inc. Class A †	1,024,100	20,973,568

		20,973,568
Restaurants (0.3%)
Panera Bread Co. Class A †	66,250	6,705,163

Starbucks Corp.	175,600	5,642,028

		12,347,191
Retail (7.1%)
Amazon.com, Inc. †	247,900	44,622,000

Bed Bath & Beyond, Inc. †	420,487	20,666,936

Coach, Inc.	200,800	11,106,248

Costco Wholesale Corp.	185,500	13,394,955

CVS Caremark Corp.	827,100	28,758,267

Dick’s Sporting Goods, Inc. † S	427,800	16,042,500

Guess ?, Inc.	248,200	11,744,824

Iconix Brand Group, Inc. †	898,400	17,348,104

Kohl’s Corp. †	617,900	33,576,686

Nordstrom, Inc.	529,100	22,423,258

O’Reilly Automotive, Inc. †	251,600	15,201,672

Steven Madden, Ltd. †	274,876	11,467,827

Urban Outfitters, Inc. †	479,500	17,170,895

		263,524,172
Semiconductor (1.0%)
KLA-Tencor Corp.	401,000	15,494,640

Lam Research Corp. †	181,300	9,387,714

Novellus Systems, Inc. †	412,800	13,341,696

		38,224,050
Shipping (1.0%)
Swift Transportation Co. † S	1,297,746	16,234,802

United Parcel Service, Inc. Class B	314,200	22,804,636

		39,039,438
Software (4.1%)
BMC Software, Inc. †	685,500	32,314,470

MedAssets, Inc. †	200,100	4,040,019

Microsoft Corp.	1,307,773	36,513,022

Oracle Corp.	1,797,500	56,261,750

Red Hat, Inc. †	243,066	11,095,963

VMware, Inc. Class A †	140,250	12,469,628

		152,694,852

COMMON STOCKS (99.4%)* cont.			Shares	Value

Technology services (5.1%)
Baidu, Inc. ADR (China) † S			159,187	$15,366,321

Check Point Software Technologies, Ltd. (Israel) † S			503,200	23,278,032

Cognizant Technology Solutions Corp. †			267,400	19,597,746

Google, Inc. Class A †			118,250	70,236,953

Salesforce.com, Inc. †			243,996	32,207,472

Unisys Corp. †			307,158	7,952,321

VeriSign, Inc.			370,700	12,110,769

Western Union Co. (The)			505,100	9,379,707

				190,129,321
Telecommunications (2.1%)
ADTRAN, Inc. S			678,200	24,557,619

American Tower Corp. Class A †			163,902	8,463,899

Aruba Networks, Inc. † S			584,400	12,202,272

Iridium Communications, Inc. † S			1,283,900	10,592,175

NII Holdings, Inc. †			500,600	22,356,796

				78,172,761
Textiles (1.0%)
Hanesbrands, Inc. †			522,700	13,276,580

VF Corp. S			257,400	22,182,732

				35,459,312
Tobacco (1.1%)
Philip Morris International, Inc.			727,800	42,598,134

				42,598,134
Toys (0.4%)
Hasbro, Inc.			288,900	13,630,302

				13,630,302
Trucks and parts (0.4%)
Autoliv, Inc. (Sweden) S			186,000	14,682,840

				14,682,840

Total common stocks (cost $3,088,933,268)				$3,695,758,503

WARRANTS (0.2%)* †	Expiration	Strike
	date	price	Warrants	Value

Hartford Financial Services Group, Inc. (The) W	6/26/19	$9.79	169,400	$3,057,670

JPMorgan Chase & Co. W	10/28/18	42.42	336,300	4,859,535

Total warrants (cost $6,581,908)				$7,917,205

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

JPMorgan Chase & Co. (Call)	Jan-12/$45.00	536,726	$2,087,988

Total purchased options outstanding (cost $1,518,935)			$2,087,988

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

UNEXT.com, LLC zero % cv. pfd. (acquired 04/14/00,
cost $10,451,238) (Private) † ‡ F	125,000	$—

Total convertible preferred stocks (cost $10,451,238)		$—

SHORT-TERM INVESTMENTS (9.8%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield of 0.24%,
October 20, 2011	$1,025,000	$1,023,329

U.S. Treasury Bills for an effective yield of 0.22%,
July 28, 2011	764,000	762,877

Putnam Cash Collateral Pool, LLC 0.21% [d]	288,121,456	288,121,456

Putnam Money Market Liquidity Fund 0.15% [e]	74,963,870	74,963,870

Total short-term investments (cost $364,871,346)		$364,871,532

TOTAL INVESTMENTS

Total investments (cost $3,472,356,695)		$4,070,635,228

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2010 through December 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $3,716,695,962.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $—, or less than 0.1% of net assets.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs (Note 1).

S Securities on loan, in part or in entirety, at the close of the reporting period.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $972,440 to cover certain derivatives contracts.

ADR or ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS at 12/31/10 (aggregate face value $29,502,414) (Unaudited)

	Contract	Delivery		Aggregate	Unrealized
Counterparty Currency	type	date	Value	face value	depreciation

UBS AG

Euro	Sell	1/19/11	$30,026,677	$29,502,414	$(524,263)

Total					$(524,263)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/10 (Unaudited)

		Upfront		Fixed payments	Total return
Swap counterparty /		premium	Termination	received (paid) by	received by	Unrealized
Notional amount		received (paid)	date	fund per annum	or paid by fund	depreciation

Goldman Sachs International
baskets	80,413 F	$—	9/26/11	(1 month USD-	A basket	$(64,523)
				LIBOR-BBA plus	(GSCBPBNK)
				35 bp)	of common stocks

baskets	77,154 F	—	9/14/11	(1 month USD-	A basket	(270,216)
				LIBOR-BBA plus	(GSGLPMIN)
				60 bp)	of common stocks

Total						$(334,739)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities’ valuation inputs.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting  period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$223,128,302	$—	$—

Capital goods	372,329,839	—	—

Communication services	102,881,445	—	—

Conglomerates	18,669,740	—	—

Consumer cyclicals	509,502,429	—	—

Consumer staples	291,481,664	—	—

Energy	329,105,871	—	—

Financials	284,280,662	—	—

Health care	465,422,443	—	—

Technology	994,899,619	—	—

Transportation	62,866,730	—	—

Utilities and power	41,189,759	—	—

Total common stocks	3,695,758,503	—	—

Convertible preferred stocks	—	—	—

Purchased options outstanding	—	2,087,988	—

Warrants	7,917,205	—	—

Short-term investments	74,963,870	289,907,662	—

Totals by level	$3,778,639,578	$291,995,650	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(524,263)	$—

Total return swap contracts	—	(334,739)	—

Totals by level	$—	$(859,002)	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/10 (Unaudited)

ASSETS

Investment in securities, at value, including $281,878,210 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,109,271,369)	$3,707,549,902
Affiliated issuers (identified cost $363,085,326) (Notes 1 and 6)	363,085,326

Cash	112,614

Dividends, interest and other receivables	3,150,314

Receivable for shares of the fund sold	1,207,333

Receivable for investments sold	7,241,698

Total assets	4,082,347,187

LIABILITIES

Payable for variation margin (Note 1)	49,019

Payable for investments purchased	3,772,380

Payable for shares of the fund repurchased	65,675,084

Payable for compensation of Manager (Note 2)	1,790,618

Payable for investor servicing fees (Note 2)	695,467

Payable for custodian fees (Note 2)	12,494

Payable for Trustee compensation and expenses (Note 2)	1,887,290

Payable for administrative services (Note 2)	15,163

Payable for distribution fees (Note 2)	2,246,588

Unrealized depreciation on forward currency contracts (Note 1)	524,263

Unrealized depreciation on swap contracts (Note 1)	334,739

Collateral on securities loaned, at value (Note 1)	288,121,456

Other accrued expenses	526,664

Total liabilities	365,651,225

Net assets	$3,716,695,962

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$7,299,281,533

Accumulated net investment loss (Notes 1 and 8)	(3,338,127)

Accumulated net realized loss on investments and foreign currency transactions
(Notes 1 and 8)	(4,176,666,973)

Net unrealized appreciation of investments and assets and liabilities in foreign
currencies (Note 8)	597,419,529

Total — Representing net assets applicable to capital shares outstanding	$3,716,695,962

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,297,100,802 divided by 65,150,255 shares)	$50.61

Offering price per class A share (100/94.25 of $50.61)*	$53.70

Net asset value and offering price per class B share ($177,386,066 divided by 4,052,766 shares)**	$43.77

Net asset value and offering price per class C share ($55,746,620 divided by 1,200,049 shares)**	$46.45

Net asset value and redemption price per class M share ($62,734,912 divided by 1,352,941 shares)	$46.37

Offering price per class M share (100/96.50 of $46.37)*	$48.05

Net asset value, offering price and redemption price per class R share
($6,448,491 divided by 129,721 shares)	$49.71

Net asset value, offering price and redemption price per class Y share
($117,279,071 divided by 2,217,715 shares)	$52.88

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $63,349)	$16,730,343

Interest (including interest income of $46,028 from investments in affiliated issuers) (Note 6)	58,292

Securities lending (including interest income of $213,410 from investments in
affiliated issuers) (Note 1)	224,386

Total investment income	17,013,021

EXPENSES

Compensation of Manager (Note 2)	8,430,632

Investor servicing fees (Note 2)	5,106,930

Custodian fees (Note 2)	9,814

Trustee compensation and expenses (Note 2)	149,895

Administrative services (Note 2)	45,100

Distribution fees — Class A (Note 2)	3,260,521

Distribution fees — Class B (Note 2)	732,678

Distribution fees — Class C (Note 2)	213,095

Distribution fees — Class M (Note 2)	189,478

Distribution fees — Class R (Note 2)	12,003

Other	904,868

Total expenses	19,055,014

Expense reduction (Note 2)	(253,760)

Net expenses	18,801,254

Net investment loss	(1,788,233)

Net realized gain on investments (Notes 1 and 3)	116,075,220

Net realized gain on swap contracts (Note 1)	5,207,602

Net realized gain on futures contracts (Note 1)	4,759,110

Net realized loss on foreign currency transactions (Note 1)	(574,162)

Net realized gain on written options (Notes 1 and 3)	997,785

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(362,272)

Net unrealized appreciation of investments and swap contracts during the period	617,540,801

Net gain on investments	743,644,084

Net increase in net assets resulting from operations	$741,855,851

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/10*	Year ended 6/30/10

Operations:
Net investment loss	$(1,788,233)	$(2,430,261)

Net realized gain on investments and foreign currency transactions	126,465,555	184,247,028

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	617,178,529	114,077,371

Net increase in net assets resulting from operations	741,855,851	295,894,138

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(2,628,927)

Class Y	—	(911,860)

Increase in capital from settlement payments	2,543	—

Redemption fees (Note 1)	282	1,993

Increase (decrease) from capital share transactions (Notes 4 and 8)	849,161,635	(521,016,723)

Total increase (decrease) in net assets	1,591,020,311	(228,661,379)

NET ASSETS

Beginning of period	2,125,675,651	2,354,337,030

End of period (including accumulated net investment loss of
$3,338,127 and distributions in excess of net investment income
of $270,802, respectively)	$3,716,695,962	$2,125,675,651

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [e]	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
December 31, 2010**	$39.22	(.02)	11.41	11.39	—	—	—	— [e,k]	$50.61	29.04 *	$3,297,101	.62*	(.04)*	39.58*
June 30, 2010	35.33	(.03)	3.97	3.94	(.05)	(.05)	—	—	39.22	11.15	1,835,862	1.29[d]	(.06)[d]	71.13
June 30, 2009	48.18	.07	(12.92) [i]	(12.85)	—	—	—	— [e,j]	35.33	(26.67) [i]	1,882,896	1.30[d]	.19[d]	71.70
June 30, 2008	53.15	(.13)	(4.84) [h]	(4.97)	—	—	—	—	48.18	(9.35)	2,585,412	1.21[d]	(.25)[d]	126.21
June 30, 2007	45.72	(.08)	7.51	7.43	—	—	—	—	53.15	16.25	3,418,392	1.17[d]	(.15)[d]	91.32
June 30, 2006	41.60	(.09) [f]	4.21	4.12	—	—	—	—	45.72	9.90 [f]	3,688,423	1.08 [d,f]	(.19) [d,f]	83.63

Class B
December 31, 2010**	$34.05	(.16)	9.88	9.72	—	—	—	— [e,k]	$43.77	28.55 *	$177,386	1.00*	(.42)*	39.58*
June 30, 2010	30.87	(.29)	3.47	3.18	—	—	—	—	34.05	10.30	110,983	2.04[d]	(.80)[d]	71.13
June 30, 2009	42.40	(.19)	(11.34) [i]	(11.53)	—	—	—	— [e,j]	30.87	(27.19) [i]	152,758	2.05[d]	(.57)[d]	71.70
June 30, 2008	47.13	(.45)	(4.28) [h]	(4.73)	—	—	—	—	42.40	(10.04)	278,414	1.96[d]	(1.01)[d]	126.21
June 30, 2007	40.85	(.40)	6.68	6.28	—	—	—	—	47.13	15.37	482,812	1.92[d]	(.91)[d]	91.32
June 30, 2006	37.45	(.38) [f]	3.78	3.40	—	—	—	—	40.85	9.08 [f]	610,991	1.83[d,f]	(.94) [d,f]	83.63

Class C
December 31, 2010**	$36.13	(.17)	10.49	10.32	—	—	—	— [e,k]	$46.45	28.56 *	$55,747	1.00*	(.42)*	39.58*
June 30, 2010	32.76	(.31)	3.68	3.37	—	—	—	—	36.13	10.29	28,220	2.04[d]	(.81)[d]	71.13
June 30, 2009	44.99	(.14)	(12.09) [i]	(12.23)	—	—	—	— [e,j]	32.76	(27.18) [i]	29,060	2.05[d]	(.55)[d]	71.70
June 30, 2008	50.01	(.48)	(4.54) [h]	(5.02)	—	—	—	—	44.99	(10.04)	27,355	1.96[d]	(1.00)[d]	126.21
June 30, 2007	43.34	(.42)	7.09	6.67	—	—	—	—	50.01	15.39	35,776	1.92[d]	(.91)[d]	91.32
June 30, 2006	39.73	(.41) [f]	4.02	3.61	—	—	—	—	43.34	9.09 [f]	39,825	1.83[d,f]	(.94) [d,f]	83.63

Class M
December 31, 2010**	$36.02	(.12)	10.47	10.35	—	—	—	— [e,k]	$46.37	28.73 *	$62,735	.87*	(.29)*	39.58*
June 30, 2010	32.58	(.21)	3.65	3.44	—	—	—	—	36.02	10.56	37,163	1.79[d]	(.56)[d]	71.13
June 30, 2009	44.65	(.09)	(11.98) [i]	(12.07)	—	—	—	— [e,j]	32.58	(27.03) [i]	38,379	1.80[d]	(.31)[d]	71.70
June 30, 2008	49.50	(.36)	(4.49) [h]	(4.85)	—	—	—	—	44.65	(9.80)	50,256	1.71[d]	(.76)[d]	126.21
June 30, 2007	42.79	(.30)	7.01	6.71	—	—	—	—	49.50	15.68	70,140	1.67[d]	(.66)[d]	91.32
June 30, 2006	39.14	(.29) [f]	3.94	3.65	—	—	—	—	42.79	9.32 [f]	78,230	1.58 [d,f]	(.69) [d,f]	83.63

Class R
December 31, 2010**	$38.57	(.07)	11.21	11.14	—	—	—	— [e,k]	$49.71	28.88 *	$6,448	.74*	(.16)*	39.58*
June 30, 2010	34.79	(.14)	3.92	3.78	—	—	—	—	38.57	10.87	3,039	1.54[d]	(.33)[d]	71.13
June 30, 2009	47.56	(.02)	(12.75) [i]	(12.77)	—	—	—	— [e,j]	34.79	(26.85) [i]	2,026	1.55[d]	(.06)[d]	71.70
June 30, 2008	52.60	(.23)	(4.81) [h]	(5.04)	—	—	—	—	47.56	(9.58)	3,215	1.46[d]	(.47)[d]	126.21
June 30, 2007	45.37	(.18)	7.41	7.23	—	—	—	—	52.60	15.94	1,257	1.42[d]	(.36)[d]	91.32
June 30, 2006	41.38	(.19) [f]	4.18	3.99	—	—	—	—	45.37	9.64 [f]	517	1.33[d,f]	(.40) [d,f]	83.63

Class Y
December 31, 2010**	$40.93	.04	11.91	11.95	—	—	—	— [e,k]	$52.88	29.20 *	$117,279	.49*	.09*	39.58*
June 30, 2010	36.86	.09	4.12	4.21	(.14)	(.14)	—	—	40.93	11.41	110,409	1.04[d]	.21[d]	71.13
June 30, 2009	50.13	.16	(13.43) [i]	(13.27)	—	—	—	— [e,j]	36.86	(26.47) [i]	249,218	1.05[d]	.44[d]	71.70
June 30, 2008	55.17	— [e]	(5.04) [h]	(5.04)	—	—	—	—	50.13	(9.13)	351,511	.96[d]	— [d,g]	126.21
June 30, 2007	47.34	.05	7.78	7.83	—	—	—	—	55.17	16.54	415,886	.92[d]	.10[d]	91.32
June 30, 2006	42.97	.03 [f]	4.34	4.37	—	—	—	—	47.34	10.17 [f]	413,670	.83[d,f]	.06 [d,f]	83.63

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2010 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

June 30, 2010	<0.01%

June 30, 2009	0.01

June 30, 2008	<0.01

June 30, 2007	<0.01

June 30, 2006	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.03 per share and 0.06% of average net assets for the period ended June 30, 2006.

g Amount represents less than 0.01%.

h Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Knight Securities, L.P. which amounted to $0.06 per share.

i Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 29, 2008:

Per share

Class A	$0.30

Class B	0.26

Class C	0.28

Class M	0.28

Class R	0.29

Class Y	0.31

This payment resulted in an increase to total returns of 0.62% for the year ended June 30, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc. which amounted to less than $0.01 per share outstanding on December 21, 2010.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Multi-Cap Growth Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks long-term capital appreciation by investing principally in common stocks of companies that, in the judgment of Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect, wholly-owned subsidiary of Putnam Investments, LLC, possess above-average, long-term growth potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from July 1, 2010 through December 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures contracts The fund uses futures contracts to equitize cash. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of futures contracts was minimal.

F) Options contracts The fund uses options contracts to enhance returns on securities owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 200,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

G) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $18,900,000 on forward currency contracts for the reporting period.

H) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $19,500,000 on total return swap contracts for the reporting period.

I) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,168,762 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At the close of the reporting period, the fund had a net liability position of $859,002 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

J) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management, and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $281,878,210 and the fund received cash collateral of $288,121,456.

K) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

L) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $2,753,184,309 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the September 27, 2010 merger, the fund acquired $457,664,264 in capital loss carryovers from Putnam Vista Fund, which are subject to limitations imposed by the Code. Of this amount, capital loss carryovers of $296,975,034 attributable to the Putnam Vista Fund will be available to the extent allowed by the code to offset future capital gain, if any. The amounts of the combined carryovers and the expiration dates are:

Loss carryover	Expiration

$1,824,685,249	June 30, 2011

154,110	June 30, 2013

69,203,381	June 30, 2015

260,114,659	June 30, 2016

216,156,215	June 30, 2017

382,870,695	June 30, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2011 $88,302 of losses recognized during the period November 1, 2009 to June 30, 2010.

The aggregate identified cost on a tax basis is $3,472,604,510, resulting in gross unrealized appreciation and depreciation of $685,794,286 and $87,763,568, respectively, or net unrealized appreciation of $598,030,718.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.710% of the first $5 billion, 0.660% of the next $5 billion, 0.610% of the next $10 billion, 0.560% of the next $10 billion, 0.510% of the next $50 billion, 0.490% of the next $50 billion, 0.480% of the next $100 billion, and 0.475% of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (February 2011), the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 3000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $6,419 under the expense offset arrangements and by $247,341 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,401, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $66,829 and $1,127 from the sale of class A and class M shares, respectively, and received $75,074 and $443 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $36 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,313,508,763 and $1,159,699,407, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding
at beginning of reporting period	—	$—

Options opened	595,281	1,150,195

Options exercised	(81,069)	(152,410)

Options expired	(514,212)	(997,785)

Options closed	—	—

Written options outstanding
at end of reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/10		Year ended 6/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	1,097,048	$50,232,219	2,312,547	$94,851,200

Shares issued in connection with
reinvestment of distributions	—	—	59,691	2,472,434

Shares issued in connection with
the merger of Putnam Vista Fund	21,970,683	981,498,528	—	—

	23,067,731	1,031,730,747	2,372,238	97,323,634

Shares repurchased	(4,730,304)	(215,738,450)	(8,850,578)	(362,664,139)

Net increase (decrease)	18,337,427	$815,992,297	(6,478,340)	$(265,340,505)

	Six months ended 12/31/10		Year ended 6/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	110,601	$4,346,093	248,450	$8,858,517

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with
the merger of Putnam Vista Fund	1,494,855	57,871,961	—	—

	1,605,456	62,218,054	248,450	8,858,517

Shares repurchased	(812,491)	(31,924,079)	(1,937,755)	(69,039,679)

Net increase (decrease)	792,965	$30,293,975	(1,689,305)	$(60,181,162)

	Six months ended 12/31/10		Year ended 6/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	31,549	$1,327,020	42,751	$1,620,731

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with
the merger of Putnam Vista Fund	488,294	20,063,359	—	—

	519,843	21,390,379	42,751	1,620,731

Shares repurchased	(100,757)	(4,217,162)	(148,865)	(5,641,054)

Net increase (decrease)	419,086	$17,173,217	(106,114)	$(4,020,323)

	Six months ended 12/31/10		Year ended 6/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	38,119	$1,582,650	47,353	$1,773,599

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with
the merger of Putnam Vista Fund	397,127	16,277,012	—	—

	435,246	17,859,662	47,353	1,773,599

Shares repurchased	(113,921)	(4,699,246)	(193,811)	(7,116,443)

Net increase (decrease)	321,325	$13,160,416	(146,458)	$(5,342,844)

	Six months ended 12/31/10		Year ended 6/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	11,638	$536,849	35,438	$1,472,113

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with
the merger of Putnam Vista Fund	54,165	2,378,405	—	—

	65,803	2,915,254	35,438	1,472,113

Shares repurchased	(14,884)	(679,390)	(14,860)	(606,412)

Net increase	50,919	$2,235,864	20,578	$865,701

	Six months ended 12/31/10		Year ended 6/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	132,093	$6,318,098	791,170	$33,071,272

Shares issued in connection with
reinvestment of distributions	—	—	21,120	911,769

Shares issued in connection with
the merger of Putnam Vista Fund	861,908	40,207,331	—	—

	994,001	46,525,429	812,290	33,983,041

Shares repurchased	(1,473,930)	(76,219,563)	(4,876,238)	(220,980,631)

Net decrease	(479,929)	$(29,694,134)	(4,063,948)	$(186,997,590)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$—	Payables	$524,263

Equity contracts	Investments	10,005,193	Payables	334,739

Total		$10,005,193		$859,002

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$—	$(579,050)	$—	$(579,050)

Equity contracts	(507,861)	232,211	4,759,110	—	5,207,602	$9,691,062

Total	$(507,861)	$232,211	$4,759,110	$(579,050)	$5,207,602	$9,112,012

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Warrants	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(524,263)	$—	$(524,263)

Equity contracts	569,053	1,297,138	—	(517,239)	1,348,952

Total	$569,053	$1,297,138	$(524,263)	$(517,239)	$824,689

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $46,028 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $780,854,065 and $724,741,816, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Acquisition of Putnam Vista Fund

On September 27, 2010, the fund issued 21,970,683, 1,494,855, 488,294, 397,127, 54,165 and 861,908 class A, class B, class C, class M, class R and class Y shares, respectively, for 96,718,304, 6,785,681, 2,156,292, 1,769,923, 238,471 and 3,764,946 class A, class B, class C, class M, class R and class Y shares of Putnam Vista Fund to acquire that fund’s net assets in a tax-free exchange. Putnam Management recommended, and the Board of Trustees approved, the merger transaction because it believed that it was in the best interests of shareholders of Putnam Vista Fund to be invested in a fund with more flexibility to invest in attractive companies regardless of capitalization size. Putnam Management believed that this flexibility would increase the likelihood of delivering strong investment performance over the long-term. In addition, after the merger, Putnam Vista Fund shareholders would be invested in a larger fund with a lower expense ratio. The investment portfolio of Putnam Vista Fund, with a fair value of $931,784,799 and an identified cost of $870,278,890 at September 24, 2010, was the principal asset acquired by the fund. The net assets of the fund and Putnam Vista Fund on September 24, 2010, were $2,348,440,346 and $1,118,296,596, respectively. On September 24, 2010, Putnam Vista Fund had accumulated net investment loss of $1,279,092, accumulated net realized loss of $1,846,121,583 and unrealized appreciation of $65,891,595. The aggregate net assets of the fund immediately following the acquisition were $3,466,736,942.

Assuming the acquisition had been completed on July 1, 2010, the fund’s pro forma results of operations for the reporting period are as follows:

Net investment loss	$(2,951,287)
Net gain on investments	$909,692,742
Net increase in net assets resulting from operations	$906,741,455

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Multi-Cap Growth Fund.

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Vista Fund that have been included in the fund’s statement of operations for the current fiscal period.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Francis J. McNamara, III
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive	Vice President, Clerk and
One Post Office Square	Officer, Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank	Vice President and Principal	Treasurer and Assistant Clerk
and Trust Company	Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
Paul L. Joskow

This report is for the information of shareholders of Putnam Multi-Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA013 265546 2/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Multi-Cap Growth Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2011